SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
28. SUBSEQUENT EVENTS
In December 2019, COVID-19 was reported to have surfaced, and subsequently spread through China and worldwide. The Group’s results of operations have been adversely affected in the first quarter of 2020 with potentially continuing impacts on subsequent periods. Our suppliers, third-party merchants, third-party logistics service providers and other business partners experienced various degrees of temporary shutdowns and delays in commencement of operations due to COVID-19 in the first quarter of 2020. As a result, total revenues of the Group in the first quarter of 2020 has decreased year over year. Because of the significant uncertainties surrounding the COVID-19 which is still evolving, the extent of the business disruption, including the duration and the related financial impact on subsequent periods cannot be reasonably estimated at this time.